EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Barry Zyskind, President and Chief Executive Officer (Principal Executive Officer) of AmTrust Financial Services, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.
The Quarter Report on Form 10-Q for the quarter ended June 30, 2015 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 10, 2015	By:	/s/ Barry Zyskind
Barry Zyskind
President and Chief Executive Officer
(Principal Executive Officer)